UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act OF 1934

Date of Report (Date of earliest event reported): January 16, 2007

HSBC PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST (USA) I

(Exact name of registrant as specified in its charter)

HSBC FINANCE CORPORATION

(Servicer of the Trust)

(Exact name as specified in Servicer’s charter)

Delaware (State or other jurisdiction of incorporation )	333-58400-01 (Commission File Number)	36-4423162 (I.R.S. Employer Identification Number)

2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices)	60070 (Zip Code)

847-564-5000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
Exhibit Number	Exhibit
99.1

Monthly Servicing Statement with respect to Distribution Date occurring on January 16, 2007 pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of August 11, 2006, by and among HSBC Funding (USA) Inc. V, as Transferor, HSBC Finance Corporation, as the Servicer, and Wilmington Trust Company, as Owner Trustee of the HSBC Private Label Credit Card Master Note Trust (USA) I, as Issuer, and the Series 2002-1 Indenture Supplement, dated as of March 28, 2002, as amended, by and between the Issuer and U.S. Bank National Association, as Indenture Trustee, Paying Agent and Securities Intermediary, with respect to the Class A, Class B and Class C notes, Series 2002-1.

99.2

Monthly Servicing Statement with respect to Distribution Date occurring on January 16, 2007 pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of August 11, 2006, by and among HSBC Funding (USA) Inc. V, as Transferor, HSBC Finance Corporation, as the Servicer, and Wilmington Trust Company, as Owner Trustee of the HSBC Private Label Credit Card Master Note Trust (USA) I, as Issuer, and the Series 2002-2 Indenture Supplement, as amended, dated as of March 28, 2002, by and between the Issuer and U.S. Bank National Association, as Indenture Trustee, Paying Agent and Securities Intermediary, with respect to the Class A, Class B and Class C notes, Series 2002-2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC FINANCE CORPORATION, as Servicer of and on behalf of

HSBC PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST (USA) I
(Registrant)

By: /s/ Patrick D. Schwartz
Name: Patrick D. Schwartz
Authorized Representative

Dated: January 22, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1

Monthly Servicing Statement with respect to Distribution Date occurring on January 16, 2007 pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of August 11, 2006, by and among HSBC Funding (USA) Inc. V, as Transferor, HSBC Finance Corporation, as the Servicer, and Wilmington Trust Company, as Owner Trustee of the HSBC Private Label Credit Card Master Note Trust (USA) I, as Issuer, and the Series 2002-1 Indenture Supplement, dated as of March 28, 2002, as amended, by and between the Issuer and U.S. Bank National Association, as Indenture Trustee, Paying Agent and Securities Intermediary, with respect to the Class A, Class B and Class C notes, Series 2002-1.

99.2

Monthly Servicing Statement with respect to Distribution Date occurring on January 16, 2007 pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of August 11, 2006, by and among HSBC Funding (USA) Inc. V, as Transferor, HSBC Finance Corporation, as the Servicer, and Wilmington Trust Company, as Owner Trustee of the HSBC Private Label Credit Card Master Note Trust (USA) I, as Issuer, and the Series 2002-2 Indenture Supplement, as amended, dated as of March 28, 2002, by and between the Issuer and U.S. Bank National Association, as Indenture Trustee, Paying Agent and Securities Intermediary, with respect to the Class A, Class B and Class C notes, Series 2002-2.

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